Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of September 15, 2010, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Credit Agreement dated as of April 30, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, Lenders, Borrower and Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Consolidated Current Liabilities” means, as of any date of determination, the total of (a) consolidated current liabilities of the Borrower and the Restricted Subsidiaries, as determined in accordance with GAAP as of such date, (b) less current maturities of the Loans, (c) less, for any period ending on or after March 31, 2010, the current maturities of the Original Senior Notes outstanding on the Effective Date (to the extent permitted under Section 7.01(h) and without giving effect to any Permitted Refinancing), and (d) less any non-cash obligations required to be included in consolidated current liabilities of the Borrower and the Restricted Subsidiaries as a result of the application of FASB Statement 133 as of such date.

“Indenture” means, collectively, the Original Senior Notes Indenture and the New Senior Notes Indenture; provided that from and after the Original Senior Notes Discharge Date, “Indenture” shall mean the New Senior Notes Indenture.

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“Permitted Refinancing” means any Indebtedness of any Credit Party, and Indebtedness constituting Guarantees thereof by any Credit Party, incurred or issued in exchange for, or the Net Cash Proceeds of which are used solely to extend, refinance, renew, replace, defease or refund, existing Senior Notes, in whole or in part, from time to time; provided that (a) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premiums, accrued and unpaid interest, fees and expenses incurred in connection therewith), (b) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date that is one year after the Maturity Date, (c) the covenant, default and remedy provisions of such Permitted Refinancing are not materially more onerous to the Borrower and its Subsidiaries than those imposed by the existing Senior Notes, (d) the mandatory prepayment, repurchase and redemption provisions of such Permitted Refinancing are not materially more onerous to the Borrower and its Subsidiaries than those imposed by the existing Senior Notes, (e) the non-default cash interest rate on the outstanding principal balance of such Permitted Refinancing does not exceed the prevailing market rate then in effect for similarly situated credits at the time such Permitted Refinancing is incurred, (f) such Permitted Refinancing is unsecured, (g) no Subsidiary of the Borrower is required to Guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, and (h) to the extent such Permitted Refinancing is or is intended to be expressly subordinate to the payment in full of all of the Obligations, the subordination provisions contained therein are either (x) at least as favorable to the Secured Parties as the subordination provisions contained in the existing Senior Notes or (y) reasonably satisfactory to the Administrative Agent and the Required Lenders.

“Senior Note Documents” means the Senior Notes, the Indenture, the Senior Notes Guaranty, collectively, or each of such documents singularly, and any documents or instruments contemplated by or executed in connection with any of them, in each case, as amended, modified, supplemented or restated from time to time to the extent permitted under this Agreement.

“Senior Notes” means, collectively, the Original Senior Notes and the New Senior Notes; provided that from and after the Original Senior Notes Redemption Date, “Senior Notes” shall mean the New Senior Notes.

“Senior Notes Guaranty” means a supplemental indenture, in a form satisfactory to the Agent, pursuant to which a Subsidiary guarantees the Borrower’s obligations with respect to the Senior Notes on the terms provided for in the Senior Notes Indenture.

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1.2 Additional Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by adding each of the following definitions in the correct alphabetical order:

“New Senior Notes” means any senior or senior subordinated notes issued by the Borrower on or before October 1, 2010 pursuant to and in accordance with the terms of the New Senior Notes Indenture, without waiver or amendment of any material terms thereof, and as thereafter amended, modified, supplemented or restated from time to time to the extent permitted under this Agreement; provided that (a) the terms of such New Senior Notes do not provide for any scheduled repayment, mandatory redemption (including any required offer to redeem) or payment of a sinking fund obligation prior to the date that is one year after the Maturity Date (except for any offer to redeem such senior notes required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the New Senior Notes Indenture), (b) such New Senior Notes are unsecured, (c) the non-default interest rate on the outstanding principal balance of such New Senior Notes does not exceed the prevailing market rate then in effect for similarly situated credits at the time such New Senior Notes are issued, (d) no Subsidiary of the Borrower is required to Guarantee the Indebtedness evidenced by such New Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, and (e) with respect to any senior subordinated notes, such notes are expressly subordinate to the payment in full of all of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent and the Required Lenders.

“New Senior Notes Base Indenture” means that certain Indenture among the Borrower and the Wilmington Trust Company, as trustee, with respect to the issuance of the New Senior Notes; provided that the terms and conditions of such Indenture are substantially similar to, and no less favorable to the Lenders than, those set forth in the draft Indenture distributed to the Administrative Agent and the Lenders on or about September 13, 2010.

“New Senior Notes First Supplemental Indenture” means that certain First Supplemental Indenture among the Borrower, certain Subsidiaries of the Borrower and the Wilmington Trust Company, as trustee, with respect to the issuance of the New Senior Notes; provided that the terms and conditions of such First Supplemental Indenture are substantially similar to, and no less favorable to the Lenders than, those set forth in the draft First Supplemental Indenture distributed to the Administrative Agent and the Lenders on or about September 13, 2010.

“New Senior Notes Indenture” means the New Senior Notes Base Indenture, as supplemented by the New Senior Notes First Supplemental Indenture, and as further amended, modified, supplemented or restated from time to time to the extent permitted under this Agreement.

“New Senior Notes Issuance Date” means the date the New Senior Notes are initially issued pursuant to and in accordance with the New Senior Notes Indenture.

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“Original Senior Notes” means the 7  1/4% Senior Notes due 2011 of the Borrower issued pursuant to the Original Senior Notes Indenture, as amended, modified, supplemented or restated from time to time to the extent permitted under this Agreement.

“Original Senior Notes Indenture” means that certain Indenture dated as of January 20, 2004, by and among the Borrower, certain Subsidiaries of the Borrower and Wilmington Trust Company, as trustee, as amended, modified, supplemented or restated from time to time to the extent permitted under this Agreement.

“Original Senior Notes Indenture Discharge Date” means the date that the Borrower discharges its Original Senior Notes Indenture by depositing with the Wilmington Trust Company, as trustee, a portion of the proceeds received from the issuance of the New Senior Notes in an amount equal to the outstanding principal amount of the Original Senior Notes, together with all accrued and unpaid interest, premiums and other fees owing through the Original Senior Notes Redemption Date.

“Original Senior Notes Redemption Date” means the date that the Original Senior Notes are redeemed using the proceeds deposited with the Wilmington Trust Company, as trustee, on the Original Senior Notes Indenture Discharge Date.

1.3 Deleted Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by deleting the definition of “Trustee”.

1.4 Indebtedness. Clause (h) of Section 7.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(h) Indebtedness of the Borrower under the Senior Notes (and any Permitted Refinancing thereof) in an aggregate outstanding principal amount not to exceed (i) at any time prior to the New Senior Notes Issuance Date, $450,000,000, (ii) at any time during the thirty-five (35) day period following the New Senior Notes Issuance Date, $1,450,000,000, and (iii) at any time thereafter, the sum of $1,000,000,000 minus the aggregate principal amount of all repayments and prepayments (excluding, for the avoidance of doubt, the redemption of the Original Senior Notes on the Original Senior Notes Redemption Date) of the Senior Notes to the extent permitted under the terms of this Agreement; provided that from and after the date that is thirty-five (35) days after the New Senior Notes Issuance Date, all of the Indebtedness and other obligations of the Borrower under the Original Senior Notes shall be paid in full;

1.5 Indebtedness. Section 7.01 of the Credit Agreement shall be and it hereby is amended by (a) deleting the “and” located at the end of clause (l) thereof, (b) relettering clause (m) as clause (n) and (c) adding a new clause (m) to read as follows:

(m) Guarantees by any Restricted Subsidiary of the Indebtedness permitted under clause (h) of this Section 7.01; and

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1.6 Amendments of Organizational Documents; Certain Agreements and Senior Notes. Section 7.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.10. Amendments of Organizational Documents; Certain Agreements and Senior Notes. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any material modification or amendment of, or waive any material right or obligation of any Person under its Organizational Documents. Except for the redemption of the Original Senior Notes on the Original Senior Notes Redemption Date, the Borrower will not, nor will it permit any of its Restricted Subsidiaries to, directly or indirectly, prepay, repay, redeem, defease, or purchase in any manner any Senior Notes (or any Permitted Refinancing thereof); provided that so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may prepay, repay, redeem, defease or purchase Senior Notes (i) with the proceeds of any Permitted Refinancing permitted pursuant to Section 7.01(h) or (ii) at any other time that the Senior Notes are, by their terms, permitted or required to be retired, redeemed, defeased, repurchased, prepaid or repaid; provided that in the case of this clause (ii), after giving effect to any such prepayment, repayment, redemption, defeasance or purchase, the Aggregate Commitment exceeds Aggregate Credit Exposure by an amount equal to or greater than ten percent (10%) of the Aggregate Commitment. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any modification or amendment of the Senior Note Documents the effect of which is to (a) increase the maximum principal amount of the Senior Notes or the rate of interest on any of the Senior Notes (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Senior Note Documents), (b) change or add any event of default or any covenant with respect to the Senior Note Documents if the effect of such change or addition is to cause any one or more of the Senior Note Documents to be more restrictive on the Borrower or any of its Subsidiaries than such Senior Note Documents were prior to such change or addition, (c) change the dates upon which payments of principal or interest on the Senior Notes are due, (d) change any redemption or prepayment provisions of the Senior Notes, (e) alter the subordination provisions, if any, with respect to any of the Senior Note Documents, (f) change any of Sections 4.07(a), 10.06, 10.07 or 12.03 of the Original Senior Notes Indenture or the penultimate paragraphs of each of Sections 9.01 or 9.02 of the Original Senior Notes Indenture, (g) change any of Sections 4.08(a), 9.06 or 9.07 of the New Senior Notes First Supplemental Indenture, (h) grant any Liens in any assets of the Borrower or any of its Subsidiaries, or (i) permit any Subsidiary to Guarantee the Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor.

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SECTION 2. Conditions. Provided that such conditions are satisfied on or before October 1, 2010, the amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2 New Senior Notes. The Administrative Agent shall have received evidence reasonably satisfactory to it that substantially contemporaneous with the effectiveness of this Amendment, the Borrower shall have issued New Senior Notes in an aggregate principal amount of at least $500,000,000.

2.3 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.4 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

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3.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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4.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
VERNON GATHERING, LLC

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

	By:	/s/ J. Douglas Ramsey, Ph.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President – Finance

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC,
its general partner

	By:	/s/ J. Douglas Ramsey, Ph.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President – Finance

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

EXCO EQUIPMENT LEASING, LLC

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ Kimberly A. Bourgeois
Name:	Kimberly A. Bourgeois
Title:	Senior Vice President

Second Amendment to Credit Agreement	Signature Page

BANK OF AMERICA, N.A., as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

BNP PARIBAS, as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ David Dodd
Name:	David Dodd
Title:	Managing Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Director

Second Amendment to Credit Agreement	Signature Page

ROYAL BANK OF CANADA, as a Lender and as Co-Lead Arranger and Co-Documentation Agent

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Second Amendment to Credit Agreement	Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Documentation Agent

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

Second Amendment to Credit Agreement	Signature Page

KEYBANK N.A., as a Lender

By:	/s/ Todd Coker
Name:	Todd Coker
Title:	Vice President

Second Amendment to Credit Agreement	Signature Page

NATIXIS, as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Director

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Phillip Ballard
Name:	Phillip Ballard
Title:	Managing Director

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

UNION BANK, N.A., as a Lender

By:	/s/ Douglas Gale
Name:	Douglas Gale
Title:	Union Bank, N.A.

Second Amendment to Credit Agreement	Signature Page

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Vice President

Second Amendment to Credit Agreement	Signature Page

BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

Second Amendment to Credit Agreement	Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Vice President

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Corporate Banking Officer

Second Amendment to Credit Agreement	Signature Page

EXECUTION VERSION

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

Second Amendment to Credit Agreement	Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ann E. Sutton
Name:	Ann E. Sutton
Title:	Director

Second Amendment to Credit Agreement	Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David G. Mills
Name:	David G. Mills
Title:	Managing Director

Second Amendment to Credit Agreement	Signature Page